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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  DECEMBER 30, 1998



                         Complete Wellness Centers, Inc.
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             (Exact Name of Registrant as specified in its Charter)

      Delaware                         0-22115                   52-1910135
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
or corporation)                                              Identification No.)

666 11th Street, NW, Suite 200
Washington, D.C.                                                   20001
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(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (202) 639-9700
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          (Former name or former address, if changed since last report)

Item 1.     CHANGES IN CONTROL OF REGISTRANT

I.
The Board of Directors held a special meeting on December 21, 1998 and elected eight new directors effective January 4, 1999 as called for under the Investment Agreement with Wexford Spectrum Investors LLC and Imprimis Investors LLC (together "Wexford"). The director designees are Kenneth A. Rubin, Frederick B. Simon, Frank Goveia, Joseph M. Jacobs, Jay L. Maymudes, Arthur H. Amron, Paul M. Jacobi, and Douglas J. Lambert. These individuals, together with the existing board members will constitute the entire board of 15 members and Wexford will have the ability to control the Board.

II.
An Information Statement DEF 14C pursuant to section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder as filed with the Commission on December 22, 1998 is incorporated herein by reference.

III.
Form 8-K as filed with the Commission on February 9, 1998 is incorporated herein by reference.

Form 8-K/A as filed with the Commission on March 12, 1998 is incorporated herein by reference.

Form 8-K as filed with the Commission on July 10, 1998 is incorporated herein by reference.

Form 8-K as filed with the Commission on August 21, 1998 is incorporated herein by reference.

Form 8-K as filed with the Commission on December 3, 1998 is incorporated herein by reference.

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Item 7.  EXHIBITS

Exhibit I

Press Release dated December 23, 1998 describing the above action taken by the Board and attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereto duly authorized. Date: December 30, 1998.

                                               Complete Wellness Centers, Inc.

                                               By: /s/ E. Eugene Sharer
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                                                        E. Eugene Sharer
                                                        Vice Chairman